SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                   FORM 8-K/A

                                 Amendment No. 1
                                to Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 5, 2000
                                                   -------------


                             SoftQuad Software, Ltd.
                             -----------------------
             (Exact name of Registrant as specified in its Charter)


          Delaware                 0-26327                       65-0877744
          --------                 -------                       ----------
 (State or other jurisdiction     (Commission                   (IRS Employer
         of Incorporation)         File Number)              Identification No.)

161 Eglinton Avenue East, Suite 400, Toronto, Ontario, Canada          M4P 1J5
-------------------------------------------------------------          -------
         (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:           (416) 544-9000
                                                              --------------

                        The American Sports Machine, Inc.
       222 Lakeview Avenue, Suite 160-146, West Palm Beach, Florida 33401
       ------------------------------------------------------------------
                   (Former Name or Former Address, if Changed
                               Since Last Report)

         The undersigned Registrant hereby amends Item 7 of its Current Report on Form 8-K dated April 20, 2000 to read in its entirety as follows:

         ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)  Financial Statements of Businesses Acquired.

                  Filed herewith as Exhibit 99.2.

         (b)  Pro Forma Financial Information.

                  Filed herewith as Exhibit 99.3.

         (c)  Exhibits.

                  2.1*    Form of Share Purchase Agreement.

                  2.2*    Form of Option Exchange Agreement.

                  4.1*    Voting and Exchange Trust Agreement.

                  4.2*    Support Agreement.

                  99.1*   Press Release of the Registrant, dated April 11, 2000.

                  99.2    Financial Statements of Businesses Acquired.

                  99.3    Pro Forma Financial Information.

         * Previously filed

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 SOFTQUAD SOFTWARE, LTD.
                                                 (the Registrant)

Dated: June 19, 2000                             By: /s/ Roberto Drassinower
                                                     -----------------------
                                                     Roberto Drassinower
                                                     President and Chief
                                                        Executive Officer

                                  EXHIBIT INDEX
                                  -------------

Exhibit Number           Description
--------------           -----------

         2.1*            Form of Share Purchase Agreement.

         2.2*            Form of Option Exchange Agreement.

         4.1*            Voting and Exchange Trust Agreement.

         4.2*            Support Agreement.

         99.1*           Press Release of the Registrant, dated April 11, 2000.

         99.2            Financial Statements of Businesses Acquired.

         99.3            Pro Forma Financial Information.

         * Previously filed